Exhibit 10.5

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 4

TO

MANUFACTURING SERVICES AGREEMENT

THIS AMENDMENT NO. 4 TO MANUFACTURING SERVICES AGREEMENT (this “Amendment No. 4”) is made as of May 31, 2016, by and between SciClone Pharmaceuticals International Ltd. (“Customer”); and Lonza Sales Ltd (“Lonza’’).

WITNESSETH:

WHEREAS, Customer and Lonza are party to that certain Manufacturing Services Agreement, dated as of April 30, 2014, (as amended, the “Agreement”); and

WHEREAS, Customer and Lonza wish to amend the Agreement as more fully set forth herein;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows;

1.	Capitalized terms used in this Amendment No. 4 and not otherwise defined herein shall have the respective meanings set forth in the Agreement.
2.	Section 6.4 is deleted in its entirety and replaced with the following:

During each calendar year, Customer undertakes to place Purchase Orders with Lonza (each for delivery during the following calendar year) for a total volume of Product not less than [***].  If Customer fails to purchase such minimums, Customer shall pay the Price per Batch for the number of Batches below the applicable minimum within [***] days following the applicable calendar year end. For the avoidance of doubt, Purchase Orders cancelled by Customer pursuant to Section 6.6 will not be considered purchases for purposes of the foregoing sentence, notwithstanding payment of applicable the Cancellation Fee.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	The first sentence of Section 14.1 is deleted and replaced with the following:

This Agreement shall commence on the Effective Date and shall end on April 30, 2026 unless terminated earlier as provided herein or extended by mutual written consent of the Parties (the “Term”).

4.	Section 14.2.1 is deleted in its entirety and replaced with the following: by either Party for any reason upon [***] months prior written notice to the other Party;
5.	The Pricing Section table set forth in Appendix A, Project Plan SL-001 is deleted in its entirety and replaced with the following:

[***]

6.	Remainder of Agreement. Except as modified by this Amendment No. 4, all other terms and provisions of the Agreement, as amended, shall remain in full force and effect in accordance with their terms.
7.

Entire Agreement This Amendment No. 4 and the Agreement supersede all other prior agreements, understandings, representations and warranties, oral or written between the parties hereto in respect of the subject matter hereof.

IN WITNESS WHEREOF, each of the parties hereto has executed, or has caused its duly authorized officer to execute, this Amendment No. 4 as of the date first above written.

SciClone Pharmaceuticals International Ltd. By: /s/ Richard Harris	Lonza Sales Ltd By: /s/ Marie Leblanc
Name: Richard Harris	Title: Associate Director Key Account
Title: Director	Management

By: /s/ Raffael Beck
Name: Raffael Beck
Title: Legal Counsel